rfmsi sa3 - Price/Yield - IIA2

Balance                $59,875,000     Delay      24
Coupon                 4.98            Dated      07/01/2005
Settle                 07/28/2005      First Payme08/25/2005

                                                                 ----------
Price                           10 CPB     15 CPB         20 CPB    25 CPB     30 CPB     35 CPB    40 CPB
               100-06+           4.905      4.906          4.905     4.905      4.900      4.891     4.877     Yield
               100-06+              53         53             53        53         54         54        55    Spread
                100-07           4.901      4.902          4.902     4.901      4.896      4.886     4.873     Yield
                100-07              53         53             53        53         53         54        55    Spread
               100-07+           4.898      4.898          4.898     4.898      4.893      4.882     4.868     Yield
               100-07+              52         52             52        52         53         54        54    Spread
                100-08           4.894      4.895          4.894     4.894      4.889      4.878     4.864     Yield
                100-08              52         52             52        52         52         53        54    Spread
               100-08+           4.890      4.891          4.891     4.890      4.885      4.874     4.859     Yield
               100-08+              52         52             52        52         52         53        53    Spread
                100-09           4.887      4.887          4.887     4.887      4.881      4.870     4.855     Yield
                100-09              51         51             51        51         52         52        53    Spread
               100-09+           4.883      4.884          4.883     4.883      4.877      4.866     4.850     Yield
               100-09+              51         51             51        51         51         52        52    Spread
                100-10           4.879      4.880          4.880     4.879      4.873      4.862     4.846     Yield
                100-10              50         50             50        50         51         51        52    Spread
---------------------------------------------------------------------------------------------------------------------
               100-10+           4.875      4.876          4.876     4.875      4.870      4.858     4.841     Yield
               100-10+              50         50             50        50         50         51        52    Spread
---------------------------------------------------------------------------------------------------------------------
                100-11           4.872      4.872          4.872     4.872      4.866      4.854     4.837     Yield
                100-11              50         50             50        50         50         51        51    Spread
               100-11+           4.868      4.869          4.869     4.868      4.862      4.849     4.832     Yield
               100-11+              49         49             49        49         50         50        51    Spread
                100-12           4.864      4.865          4.865     4.864      4.858      4.845     4.828     Yield
                100-12              49         49             49        49         49         50        50    Spread
               100-12+           4.861      4.861          4.861     4.861      4.854      4.841     4.823     Yield
               100-12+              49         49             49        49         49         49        50    Spread
                100-13           4.857      4.858          4.857     4.857      4.850      4.837     4.819     Yield
                100-13              48         48             48        48         49         49        49    Spread
               100-13+           4.853      4.854          4.854     4.853      4.847      4.833     4.814     Yield
               100-13+              48         48             48        48         48         49        49    Spread
                100-14           4.850      4.850          4.850     4.850      4.843      4.829     4.810     Yield
                100-14              47         48             48        48         48         48        48    Spread
               100-14+           4.846      4.847          4.846     4.846      4.839      4.825     4.805     Yield
               100-14+              47         47             47        47         47         48        48    Spread
                                                                 ----------

                   WAL            4.83       4.84           4.83      4.82       4.63       4.29      3.89
              Mod Durn            4.20       4.21           4.20      4.20       4.05       3.77      3.45
      Principal Window         58 - 59    58 - 59        58 - 59   56 - 59    45 - 59    37 - 59   31 - 59
   Optional Redemption         Call (N)   Call (N)       Call (N)  Call (N)   Call (N)   Call (N)  Call (N)



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